UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2023

Roivant Sciences Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-40782	98-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7th Floor
50 Broadway
London SW1H 0DB
United Kingdom
(Address of Principal Executive Offices, and Zip Code)

+44 207 400-3347
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0000000341740141 par value per share	ROIV	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On October 22, 2023, Roivant Sciences Ltd. (the “Company”), the Company’s subsidiary Telavant Holdings, Inc. (“Telavant”), Pfizer Inc. (“Pfizer”) and Roche Holdings, Inc. (the “Buyer”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Buyer agreed to acquire all of the issued and outstanding shares of capital stock of Telavant on the terms and subject to the conditions set forth in the Purchase Agreement (the “Transaction”). Telavant holds the rights to RVT-3101, an anti-TL1A antibody in development for ulcerative colitis (“UC”) and Crohn’s disease. The Company owns 75% of the issued and outstanding shares of common stock and preferred stock of Telavant and Pfizer owns the remaining 25%, in each case on an as-converted basis.

The total consideration to be paid by the Buyer is comprised of (i) $7.1 billion in cash at the closing of the Transaction, subject to certain customary adjustments as set forth in the Purchase Agreement, and (ii) a milestone payment of $150 million in cash payable upon the initiation of a Phase 3 trial in UC, as described in more detail in the Purchase Agreement, in each case to be paid to all of Telavant’s equity holders, including holders of restricted stock units, on a pro rata basis relative to their ownership of Telavant prior to the closing of the Transaction. The Transaction was approved by the boards of directors of both the Company and Telavant.

The Transaction is expected to close in the fourth quarter of calendar year 2023 or the first quarter of calendar year 2024. The closing of the Transaction is subject to the satisfaction or waiver of certain customary closing conditions, including certain regulatory approvals. The Purchase Agreement contains customary representations, warranties and covenants related to the Transaction. The Purchase Agreement also includes customary termination provisions and provides that, if the Transaction has not been consummated by July 23, 2024, the parties may terminate the Purchase Agreement and abandon the Transaction.

The representations and warranties of the parties contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made to the Buyer in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, (v) have been included in the Purchase Agreement for the purpose of allocating risk among the Company, Pfizer and the Buyer rather than establishing matters as facts and (vi) will not survive consummation of the Transaction. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and will be publicly available. In addition, the Company files annual, quarterly and current reports and other information with the SEC, which are available to the public at the SEC’s website at www.sec.gov.

Item 8.01.	Other Events.

On October 23, 2023, the Company issued a press release announcing the Transaction. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward Looking Statements

This communication contains forward-looking statements. Statements in this communication may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of such words or similar expressions. These words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements that are not historical facts, including statements about the clinical and therapeutic potential of the Company’s products and product candidates, the availability and success of topline results from the Company’s ongoing clinical trials, any commercial potential of the Company’s products and product candidates, the proposed Transaction, the expected benefits of the proposed Transaction, the expected timing of completion of the proposed Transaction and anticipated future financial and operating performance and results. In addition, any statements that refer to projections, forecasts or other characterizations of future events, results or circumstances, including any underlying assumptions, are forward-looking statements. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including (i) the risk that the conditions to the closing of the proposed Transaction may not be satisfied, (ii) the possibility that the proposed Transaction may involve unexpected costs, liabilities or delays, (iii) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the proposed Transaction, (iv) the risk that disruptions from the proposed Transaction will harm relationships with employees, customers and suppliers and other business partners or (v) the risk that the achievement of the specified milestone described in the Purchase Agreement may take longer to achieve than expected or may never be achieved and the resulting contingent milestone payment may never be realized, and those factors described in the Company’s filings with the SEC, including the Company’ current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K filed with the SEC on June 28, 2023 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Moreover, the Company operates in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of the Company’s management as of the date of this communication, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, the Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 23, 2023
104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROIVANT SCIENCES LTD.

By:	/s/ Matt Maisak
Name: Matt Maisak
Title: Authorized Signatory

Dated: October 23, 2023